Exhibit 1.2

                                                   -----------------------------
                                                   (Name of Selling Shareholder)

                                     FORM OF
                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                       FOR SALE OF SHARES OF COMMON STOCK
                                  PASSAVE, INC.

Victor Vaisleib
Yaron Garmazi
Ezra Menashe
AS ATTORNEYS-IN-FACT
c/o Passave, Inc.
4 Hasadnaot St.
POB 2089
Hertzliya Pituach 46120


American Stock Transfer & Trust Company
AS CUSTODIAN
59 Maiden Lane
New York, NY 10038

Ladies and Gentlemen:

Passave, Inc., a Delaware corporation (the "Company"), the undersigned and one or more other shareholders of the Company named in Schedule B to the Purchase Agreement (as herein defined) (the undersigned and such other shareholders being hereinafter referred to as the "Selling Shareholders") propose to sell certain shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock" ) to the several underwriters named in Schedule A to the Purchase Agreement (the "Underwriters") for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., CIBC World Markets Inc. and Jefferies & Company, Inc. will act as representative(s) (the "Representatives") for distribution under a Registration Statement on Form S-1 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of shares of Common Stock will take place. The shares of Common Stock which the undersigned proposes to sell to the Underwriters pursuant to the Purchase Agreement hereinafter mentioned are referred to herein as the "Shares." The maximum number of underwritten Shares to be sold by the undersigned is set forth on the signature page hereto.

1.   APPOINTMENT AND POWERS OF ATTORNEYS-IN-FACT.

     A. The undersigned hereby irrevocably constitutes and appoints Victor Vaisleib, Yaron Garmazi and Ezra Menashe (any or all of them, the "Attorneys-in-Fact"), and each of them, his agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

         (i) negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Purchase Agreement, as hereinafter defined, (b) the underwriting discount with respect to the Shares and (c) the price at which the Shares will be sold to the Underwriters by the Selling Shareholders pursuant to the Purchase Agreement, which shall in each of (a), (b) and (c) be the same as that with respect to shares sold by the Company;

         (ii) prepare, execute and deliver a Purchase Agreement (the "Purchase Agreement"), substantially in the form filed or to be filed as Exhibit 1.1 to the Registration Statement, delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve as not materially adverse to the undersigned (which may include a decrease, but not an increase, in the number of shares of Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Purchase Agreement by an Attorney-in-Fact, including the making of all representations and agreements provided in the Purchase Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned;

         (iii)   sell,   assign,   transfer   and  deliver  the  Shares  to  the
                 Underwriters pursuant to the Purchase Agreement and deliver to the Underwriters certificates for the Shares so sold;

         (iv) take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

         (v) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

         (vi) provide, in accordance with the Purchase Agreement, for the payment of expenses of the offering and sale of the shares of Common Stock covered by the Registration Statement and any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sales of the Shares to the Underwriters and in connection with the transfer of the Shares to the Underwriters ("Transfer Taxes");

         (vii)   incur  or  authorize   the   incurrence  of  any  necessary  or
                 appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes, if any;

         (viii) retain legal counsel to represent the Selling Shareholders, at the expense of the selling shareholders, in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

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

         (ix) if necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s);

         (x) sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Purchase Agreement and this Agreement and Power of Attorney; and

         (xi) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and the offering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

     B. In the event of the death or incapacity of any Attorney-in-Fact, the remaining Attorney(s)-in-Fact may appoint a substitute therefore. The term "Attorney-in-Fact" as used in this Agreement shall include their respective substitutes.

     C. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney, and the act of any Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

     D. The Custodian, the Representative(s), the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

     E. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Custody Agreement and Power of Attorney and similar instruments executed by other Selling Shareholders.

2.   APPOINTMENT OF CUSTODIAN; DEPOSIT OF SHARES.

     A. In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints American Stock Transfer & Trust Company as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for shares of Common Stock, shares of Series A Preferred Stock and/or shares of Series B Preferred Stock. All shares of Series A Preferred Stock and shares of Series B Preferred Stock are convertible into shares of Common Stock in accordance with the terms and conditions of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof, and the shares of Common Stock issuable upon the conversion thereof are referred to herein as the "Conversion Shares". The shares of Common Stock and the Conversion Shares represented by the certificate(s) deposited pursuant to this Section 2 (collectively, "Future Shares"), in the aggregate, represent not less than the total number of Shares to be sold by the undersigned to the Underwriters, which number is set forth on Schedule I hereto. The undersigned represents and warrants to the Attorney-in-Fact, the Custodian and the Underwriters that each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Purchase Agreement and (c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by, or issuable upon conversion of, any certificate deposited hereunder which are not sold pursuant to the Purchase Agreement.

     B. Until the Shares have been delivered to the Underwriters against payment therefor in accordance with the Purchase Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Purchase Agreement.

3.   SALE OF SHARES; REMITTING NET PROCEEDS.

     A. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Representatives, as provided in the Purchase Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares, at the time or times and in the funds specified in the Purchase Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and shall promptly deposit such proceeds with the Custodian; PROVIDED, HOWEVER, that the Attorney(s)-in-fact shall be authorized to instruct the Underwriters to pay directly to the Company any exercise price, if any, required to be paid in connection with the issuance of the Future Shares. After reserving an amount of such proceeds for expenses as provided below and for Transfer Taxes, if any, the Custodian shall promptly remit to the undersigned his proportionate share of the proceeds in accordance with the instructions of the undersigned as set forth in the "Manner of Payment" section on the signature page hereto.

     B. Before any proceeds of the sale of the Shares are remitted to the undersigned, the Attorneys-in-Fact are authorized and empowered to direct the Custodian to reserve from the proceeds an amount determined by the Attorneys-in-Fact to be sufficient to pay the undersigned's proportionate share of all expenses of the Selling Shareholders. The Selling Shareholders' expenses shall be limited to those items of expense of the offering and sale of the shares of Common Stock to be borne by them as provided in the Purchase Agreement, and the fees and expenses of counsel to the Selling Shareholders incurred in connection with the transactions contemplated by this Agreement, and the Custodian is authorized to pay such expenses from the amount reserved for that purpose pursuant to the direction of the Attorneys-in-Fact. After payment of expenses from this reserve, if any, the Custodian will remit to the undersigned his proportionate share of any balance. To the extent expenses exceed the amount reserved, the Selling Shareholders shall remain liable for their proportionate share of such expenses.

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     The undersigned represents and warrants to, and agrees with, the other Selling Shareholders, the Company, the Attorneys-in-Fact, the Custodian and the Underwriters as follows:

     A. The undersigned has full legal right, power and authority and all authorizations and approvals required by law or otherwise to enter into and perform this Agreement and the Purchase Agreement. The execution, performance and delivery of this Agreement by the undersigned does not require the consent of any third-party and no third-party has any rights in the Shares. The undersigned has duly executed and delivered this Agreement and this Agreement, when executed by the other parties hereto, will be the valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its term (except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles). If the undersigned is acting as a fiduciary, officer, partner or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder. If the undersigned is an individual and is married, the undersigned is enclosing with this Agreement a duly completed and executed consent of his or her spouse, in the form attached to this Agreement as Annex A.

     B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Shareholder contained in the Purchase Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Shares to the Underwriters. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

     C. The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and (i) the undersigned has no knowledge of any material adverse information with regard to the current and prospective operations of the Company or its subsidiaries except as disclosed in such preliminary prospectus, (ii) the information contained in such preliminary prospectus with respect to the undersigned is true and correct and (iii) to the best of the knowledge and belief of the undersigned, such preliminary prospectus does not contain any misstatement of a material fact or omit to state any fact which any prospective purchaser of shares of Common Stock of the Company might reasonably believe to be material.

     D. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

     E. Upon execution and delivery of the Purchase Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, the Company, each of its directors and officers who sign the Registration Statement and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, all in accordance with Sections 6 and 7 of the Purchase Agreement.

     F. Upon execution and delivery of the Purchase Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Shareholder in the Purchase Agreement.

     G.  The  undersigned  agrees  to  deliver  to  the  Attorneys-in-Fact  such documentation as the Attorneys-in-Fact, the Company, the Selling Shareholders or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

     The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Shareholders in the Purchase Agreement.

5.   IRREVOCABILITY OF INSTRUMENTS; TERMINATION OF THIS AGREEMENT

     A. This Agreement, the deposit of the Shares and/or Notices of Exercise pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters, the Company and the other Selling Shareholders who may become parties to the Purchase Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Purchase Agreement and (ii) the completion of the registration of shares of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Purchase Agreement in anticipation of the sale of shares of Common Stock, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith and the Future Shares upon issuance for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to June 30, 2006 (the "Termination Date") and shall remain in full force and effect until that date. The undersigned acknowledges that this Agreement is being executed for the benefit of third parties and therefore further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or any other Selling Shareholder or, if the undersigned or any other Selling Shareholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or such Selling Shareholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned in accordance with the terms and provisions of the Purchase Agreement and this Agreement as if such event had not occurred.

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

     B. If the sale of the Shares contemplated by this Agreement is not completed by the Termination Date, or upon written notice to the Custodian by the Company and the Underwriters that the Purchase Agreement has been terminated, this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Shares deposited hereunder, but only after having received payment of the Undersigned's proportionate part of any expenses to be paid or borne by the Selling Shareholders. The undersigned hereby covenants with the Attorneys-in-Fact and with all other Selling Shareholders that if for any reason the sale of the Shares contemplated hereby shall not be consummated, the undersigned shall pay the undersigned's proportionate share of all expenses payable by the Selling Shareholders hereunder or under the Purchase Agreement.

6.   LIABILITY AND INDEMNIFICATION OF THE ATTORNEYS-IN-FACT AND CUSTODIAN

     The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Purchase Agreement.

7.   INTERPRETATION

     A. The representations, warranties and agreements of the undersigned contained herein and in the Purchase Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

     B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

     C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

     E. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same instrument.

8.   NOTICE

All communications hereunder will be in writing and effective only on receipt. Notices sent to the Selling Shareholders shall be sent to his address set forth on the signature pages hereto. Notices to the Attorney-in-Fact and the Custodian will be sent to the addresses set forth on page one of this Agreement.

9.   MISCELLANEOUS

     A. The representations and warranties of the undersigned set forth in the Purchase Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof. The representations, warranties and agreements contained herein, as well as those contained in the Purchase Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Shareholders, the Attorneys-in-Fact, the Company and the Underwriters and their representatives, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Purchase Agreement and (iii) termination of this Agreement.

     B. This  Agreement  shall be binding  upon the  undersigned  and the heirs,
     legal   Representative,   distributees,   successors  and  assigns  of  the
     undersigned.

     C. This Agreement may be signed in counterparts which together shall constitute one and the same agreement.

     D. This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

                [Remainder of the page intentionally left blank]



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

IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ___ day of __________, 2005.



                                            [SELLING SHAREHOLDER]



                                            By:
                                               ---------------------------------





Maximum number of Shares to be sold:    Name and address to which  notices and
_____________                           funds shall be sent:

Taxpayer I.D.: ___________________      [Selling Shareholder]


                                        [Address]


                                MANNER OF PAYMENT

         I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):


|_|  CHECK made payable to:                    |_|  or transfer to the following account:
     to be sent to the following address:           Account No.
                                                                ------------------------

                                               Bank:
----------------------------------------             -----------------------------------
                                                                  (name)

----------------------------------------             -----------------------------------
                                                                 (address)
Phone:  (    )
               -------------------------

Please send by (check one):                    ABA Routing Number:
                                                                   ---------------------
|_|  First class mail                          Credit Trust G/L Number#:
|_|  Federal Express                                                     ---------------
                                               Account Name:
     Federal Express account number                         ----------------------------
                                               Attention:
----------------------------------------                  ------------------------------

                                               |_|  Other (please specify)

                                                    ------------------------------------

ACCEPTED by each Attorney-in-Fact as of      ACCEPTED by the Custodian as of the
the date above set forth:                    date above set forth:


                                             AMERICAN STOCK TRANSFER &
                                             TRUST COMPANY

                                             By:
----------------------------------------        --------------------------------
Victor Vaisleib                                 Name:
                                                Title:


----------------------------------------
Yaron Garmazi



----------------------------------------
Ezra Menashe

INSTRUCTIONS

FOR COMPLETING THE CUSTODY AGREEMENT
AND POWER OF ATTORNEY

A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and share certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your share certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorneys-in-Fact and to the Representatives.

B. Complete Schedule I attached hereto.

C. Each copy of the Agreement and each share certificate or stock power deposited hereunder must be executed by you with your signature on the Agreement and the share certificate(s) or the accompanying stock power. Please sign the share certificate(s) or stock power and the Agreement exactly as your name appears on your share certificate(s).

D. Endorsed share certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to the Custodian. If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

E. If any certificate that you submit represents a greater number of Shares than the aggregate number of Shares which you agree to sell pursuant to the Purchase Agreement (including Conversion Shares), the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of the Shares by the Underwriters, a certificate for the excess number of shares.

F. For purposes of discharging your obligations under Section 5(f) of the Purchase Agreement, please contact Victor Vaisleib, Yaron Garmazi or Vered Ortal at Passave or if any information or representation included in the foregoing Agreement or the Purchase Agreement should change, or if you become aware of any new information, at any time prior to termination of the period referred to in
Section 5(f)(ii) of the Purchase Agreement.

                                   SCHEDULE I

           Certificate(s) for shares of Common Stock of Passave, Inc.
                      deposited under the Custody Agreement
                              and Power of Attorney




Certificate Number        Number of shares of Common Stock     Number of shares of Common
                          or Conversion Shares represented     Stock from this Certificate To
                          by Certificate                       Be Sold*

[--------]                [--------]                           [----------]

[--------]                [--------]                           [----------]

                          Total:                               Total:



*If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                                     ANNEX A

Instruction: See Section 4, paragraph A, of the Custody Agreement and Power of Attorney.


                                CONSENT OF SPOUSE

I am the  spouse of  _______________________________.  On behalf of  myself,  my heirs, legatees and assigns, I hereby join in and consent to the terms of the foregoing Custody Agreement and Power of Attorney and agree to the sale of the shares of Common Stock, or Conversion Shares, of Passave, Inc. registered in the name of my spouse or otherwise registered, which my spouse proposes to sell, or to agree to sell, pursuant to the Purchase Agreement referred to in the Custody Agreement and Power of Attorney.

Dated:  __________ __, 2005

                                                     --------------------------
                                                        (Signature of Spouse)

                               SHARE TRANSFER DEED

         For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby assigns, pledges and transfers _________ shares of Common Stock, $0.0001 par value per share (the "Shares"), of Passave, Inc. (the "Company"), a Delaware corporation, standing in the name of the undersigned on the books of the Company represented by, or upon conversion of, Certificate(s) numbered _______________ herewith.

         IN WITNESS WHEREOF we set our signatures this __th day of __________, 2005.



Transferor:

[-------------]





-------------------------------



Transferee:

AMERICAN STOCK TRANSFER & TRUST COMPANY



By:
   ---------------------------------
   Name:
   Title: